Exhibit 10.60

SILICON VALLEY BANK

      AMENDMENT TO LOAN DOCUMENTS


BORROWER:  VISEON, INC.

ADDRESS:   8700 N. STEMMONS FRWY #310
           DALLAS, TX 75247

DATE:      JULY ___, 2002


         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated December 5, 2001 (as amended, the "Non-Exim Loan Agreement") and the Loan and Security Agreement (Exim Program) between Borrower and Silicon dated December 5, 2001 (the "Exim Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Non-Exim Loan Agreement.)

         1. AMENDMENT TO SCHEDULE - NON-EXIM LOAN AGREEMENT. The Schedule to the Non-Exim Loan Agreement is hereby deleted and replaced with the Amended Schedule attached hereto. The Loans presently outstanding under the Non-Exim Loan Agreement in effect prior to the date of this Agreement shall be repaid concurrently with the proceeds of new Advances made pursuant to the Amended Schedule attached hereto, and charges with respect to the same shall be computed based on new Advances in said amount being made concurrently herewith.

         2. LOANS DISCRETIONARY. Section 1.1 of the Non-Exim Loan Agreement is amended to read as follows: "Silicon will make loans to Borrower (the "Loans" or "Advances"), in amounts determined by Silicon in its sole discretion, up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of any Reserves for accrued interest and such other Reserves as Silicon deems proper from time to time.

         3. DELETE EARLY TERMINATION FEE. If the Non-Exim Loan Agreement is terminated by Borrower or by Silicon under Section 6.2 of the Non-Exim Loan Agreement, Silicon agrees not to charge the termination fee provided for in
Section 6.2 of the Non-Exim Loan Agreement.

         4. EXIM LOAN AGREEMENT. The portion of Section 1 of the Schedule to the Exim Loan Agreement, which presently reads: "An amount not to exceed the lesser of (a) a total of $1,000,000 at any one time outstanding (the 'Maximum Credit Limit'), or (b) 75% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above); provided that the total outstanding Obligations under this Loan Agreement and under the Non-Exim Agreement (as defined below) shall not at any time exceed $2,500,000 (the 'Overall Credit Limit')" is amended to read as follows:

                  "An amount not to exceed the lesser of (a) a total of $1,000,000 at any one time outstanding (the 'Maximum Credit Limit' or the 'Overall Credit


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS


                  Limit'), or (b) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above)."

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Non-Exim Loan Agreement and the Exim Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, the Exim Loan Agreement, and any prior written amendments signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Non-Exim Loan Agreement, the Exim Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                   SILICON:

VISEON, INC.                                SILICON VALLEY BANK


BY                                           BY
   ---------------------------------            --------------------------------
     PRESIDENT OR VICE PRESIDENT             TITLE
                                                   -----------------------------
BY
   ---------------------------------
     SECRETARY OR ASS'T SECRETARY


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